Exhibit 99.1

Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements (Form S-1 No. 333-249831, Form S-3 No. 333-234781 and Form S-8 Nos. 333-184214, 333-189684, 333-237323 and 333-265857) of Summit Midstream Partners, LP and in the related Prospectus of our report dated April 28, 2022, with respect to the consolidated financial statements of Outrigger DJ Midstream LLC and Subsidiary, included in this Current Report on Form 8-K.
/s/ Ernst & Young
Denver, Colorado
February 15, 2023